SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 22, 1997

                  The Originators listed below under a Pooling and Servicing Agreement, dated as of August 31, 1997, providing for the issuance of The Money Store Asset-Backed Certificates, Series 1997-C.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Minnesota Inc.
                        The Money Store Home Equity Corp.
                          The Money Store/Kentucky Inc.
             Exact name of registrant as specified in its charter)

    *                                  333-32775                     *
(State or other                   (Commission File            (IRS Employer ID
jurisdiction of                    Number)                       Number)
incorporation)
                   -------------------------------------------
                                *--See Schedule A


2840 Morris Avenue, Union, New Jersey                   07083
(Address of principal executive offices)             (Zip Code)


Registrants' Telephone Number,
 including area code:                             (908) 686-2000


                                       N/A
         (Former name or former address, if changed since last report)

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                                    SCHEDULE

                                                                     IRS
                                      State                       Employer
                                      of                        Identification
  Registrant                      Incorporation                     Number

TMS Mortgage Inc.                  New Jersey                      22-3217781
The Money Store/D.C. Inc.             D.C.                         22-2133027
The Money Store/Minnesota Inc.     Minnesota                       22-3003495
The Money Store Home Equity Corp.   Kentucky                       22-2522232
The Money Store/Kentucky Inc.       Kentucky                       22-2459832

 Item 5.          OTHER EVENTS

          This Current Report on Form 8-K is being filed to file a copy of the Computational Materials (as defined below) of Prudential Securities Incorporated, Lehman Brothers Inc., Salomon Brothers Inc., Merrill Lynch & Co. and Morgan Stanley & Co. Incorporated (each an "Underwriter") in connection with the issuance by TMS Mortgage Inc., The Money Store/D.C. Inc., The Money Store/Kentucky Inc., The Money Store Home Equity Corp. and The Money Store/Minnesota Inc., of The Money Store Asset-Backed Certificates, Series 1997-C. The term "Computational Materials" shall have the meanings given in the No-Action Letter of May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as supplemented in the No-Action Letters of May 27, 1994 and February 17, 1995 issued by the SEC to the Public Securities Association.

Item 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
             INFORMATION AND EXHIBITS.

        (c)  EXHIBITS

EXHIBIT NO.

99.1        Computational Materials of Prudential Securities Incorporated
99.2        Computational Materials of Lehman Brothers Inc.
99.3        Computational Materials of Salomon Brothers Inc
99.4        Computational Materials of Merrill Lynch & Co.
99.5        Computational Materials of Morgan Stanley & Co. Incorporated

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            TMS MORTGAGE INC.
                                            THE MONEY STORE/D.C. INC.
                                            THE MONEY STORE/MINNESOTA INC.
                                            THE MONEY STORE HOME EQUITY CORP.
                                            THE MONEY STORE/KENTUCKY INC.


                                            By:/s/ Harry Puglisi
                                            Name:  Harry Puglisi
                                            Title: Treasuer

Dated:

                                  EXHIBIT INDEX

EXHIBIT

99.1         Computational Materials of Prudential Securities Incorporated
99.2         Computational Materials of Lehman Brothers Inc.
99.3         Computational Materials of Salomon Brothers Inc
99.4         Computational Materials of Merrill Lynch & Co.
99.5         Computational Materials of Morgan Stanley & Co. Incorporated